Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A	PAGE OF PAGES
			1	6
2. AMENDMENT/MODIFICATION NO. Modification #01	3. EFFECTIVE DATE See block 16c	4. REQUISITION/PURC N/A	5. PROJECT NO. (If applicable) N/A

6. ISSUED BY
Department of Health and Human Services
Office of Research and Development Coordination
Office of Public Health Emergency Preparedness
200 Independence Avenue, SW, Room 636G

Washington, DC 20201

CODE		7. ADMINISTERED BY (If other than Item 6)
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) VaxGen, Inc. 1000 Marina Boulevard, Suite 200 Brisbane, CA 94005-1841		☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. Contract No. HHSO100200500001C
CODE:	FACILITY CODE:	10B. DATED (SEE ITEM 13) November 4, 2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) NA
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14.
☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

☐			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐			D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor	☒	is NOT	☐	is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To purpose of this modification is to modify Articles B.2., B.4., C.3., F.1., G.2., G.5., H.3, H.8., and H.11.

TOTAL FIXED PRICE DELIVERY ORDER $877,500,000 for 75 Million does of rPA Anthrax Vaccine

EXPIRATION DATE: October 31, 2012 (Changed)

CONTRACT TYPE: IDIQ Fixed Price Delivery Order and Cost-reimbursement Task Orders)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Sharon M. Kraft, Contracting Officer HHS/OS/ORDC
15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Sharon M. Kraft____________	16C. DATE SIGNED
(Signature of person authorized to sign)				(Signature of Contracting Officer)	5/5/06

NSN 7540-01-152-8070	OMB No. 0990-0115	STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243

Contract No. HHS0100200500001C	Page 2 of 6
Modification #01

ARTICLE B.2. PRICES - paragraph b. is revised to read as follows:

b. The prices set forth in the ARTICLE B.2. will cover the contract period November 4, 2004 through October 31, 2012.

ARTICLE B.4. ADVANCE UNDERSTANDINGS - paragraph 14. is added to read as follows:

14. The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below:

Milestones	Contract Completion Date
1. Release BDS for Clinical Use: a. [ * ] b. [ * ]	1. July 13, 2006 a. [ * ] b. [ * ]
2. Release DP for Clinical Use: a. [ * ] b. [ * ]	2. November 9, 2006 a. [ * ] b. [ * ]
3. Demonstrate Adequate Vaccine Stability to Support Clinical Use: a. [ * ] b. [ * ]	3. November 9, 2006 a. [ * ] b. [ * ]
4. Initiate BDS Process Validation: a. [ * ] b. [ * ] c. [ * ] d. [ * ] e. [ * ] f. [ * ] g. [ * ] h. [ * ]	4. October 13, 2006 a. [ * ] b. [ * ] c. [ * ] d. [ * ] e. [ * ] f. [ * ] g. [ * ] h. [ * ]
5. Initiate DP Process Validation/Consistency Lots: a. [ * ] b. [ * ] c. [ * ] d. [ * ] e. [ * ]	5. June 29, 2007 a. [ * ] b. [ * ] c. [ * ] d. [ * ] e. [ * ]
6. Initiate Next Clinical Trial: a. [ * ] b. [ * ] c. [ * ] d. [ * ] e. [ * ]	6. November 13, 2006 a. [ * ] b. [ * ] c. [ * ] d. [ * ] e. [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract No. HHS0100200500001C	Page 3 of 6
Modification #01

7. FDP Consistency Lot Doses Released for Use: a. [ * ] b. [ * ]	7. October 18, 2007 a. [ * ] b. [ * ]
8. Demonstrate Human Safety and Immunogenicity (VAX023): a. [ * ]	8. October 19, 2007
9. Demonstrate 18 month real time FDP Stability	9. April 1, 2009

10. Demonstrate Animal efficacy to Support EUA or

Contingency Use:

a. Conduct successful pivotal PEP animal efficacy study using vaccine produced and tested using validated procedures, and submit report to CBER and DHHS

10. August 10, 2008
11. Demonstrate Human Safety and Immunogenicity to Support EUA or Contingency Use: a. Confirm safety and immunogenicity of chosen vaccine dose and formulation using consistency lots	11. October 10, 2008
12. IND Amendment to Support EUA or Contingency Use: a. [ * ] b. [ * ] c. [ * ]	12. November 7, 2008 a. [ * ] b. [ * ] c. [ * ]
13. Complete Delivery of 25 M Doses into SNS Per Article F.1.(a)	13. October 25, 2009
14. Complete Delivery of 50 M Doses into SNS Per Article F.1.(a)	14. June 27, 2010
15. Complete Delivery of 75 M Doses into SNS Per Article F.1.(a)	15. February 7, 2011
16. Submit BLA to Support Post-Exposure Prophylaxis Indication: a. [ * ] b. [ * ] c. [ * ]	16. July 13, 2010 a. [ * ] b. [ * ] c. [ * ]
17. Submit BLA to Support Pre-Exposure Prophylaxis Indication: a. [ * ] b. [ * ] c. [ * ]	17. February 18, 2011 a. [ * ] b. [ * ] c. [ * ]

ARTICLE C.3. INVENTION REPORTING REQUIREMENTS-is modified to read as follows:

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Contracting Officer. In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract at the following address:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract No. HHS0100200500001C	Page 4 of 6

Modification #01

Contracting Officer

ORDC, OPHEP, DHHS

6700-B Rockledge Drive, MSC 7612

Room 4119

Bethesda, MD 20892 -7612

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

ARTICLE F.1. DELIVERIES-paragraphs (a) and b. are amended to read as follows:

(a)

75 million single-dose units of rPA anthrax vaccine packaged in pre-filled syringes with safety needles to be delivered to the SNS accompanied by sufficient safety (clinical and nonclinical) and efficacy (nonclinical) data to support use under a “Post-Exposure Contingency Use” IND protocol (concurrently with antibiotics) with 25 million doses to be delivered by October 25, 2009, delivery of 50 million doses by June 27, 2010 and 75 million doses by February 7, 2011.

b.	The above items shall be addressed and delivered to:

Addressee
Project Officer

ORDC, OPHEP, DHHS
200 Independence Avenue, S.W.
Room 624D

Washington, DC 20201

Contracting Officer

ORDC, OPHEP, DHHS
6700-B Rockledge Drive, MSC 7612
Room 4119
Bethesda, MD 20892-7612

Deliverable Item No. (1) and (2) and (a) - (f) set forth above (1) and (2)	Quantity (3) (1)

ARTICLE G.2. KEY PERSONNEL-is amended to read as follows:

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

Name	Title
[ * ]	[ * ]

ARTICLE G.5. INVOICE SUBMISSION-is amended to read as follows:

Invoice Instruction for Fixed-Price Type Contracts, and for Cost-Reimbursement Type Contracts are attached and made part of this contract. The invoice instructions and the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contract No. HHS0100200500001C	Page 5 of 6

Modification #01

following directions for the submission of invoices must be followed to meet the requirements of a “proper” invoice, pursuant to FAR 32.9.

(1)	Invoices shall be submitted as follows:
(a)	To be considered a “proper” invoice in accordance with FAR 32.9, Prompt Payment, each invoice shall clearly identify the contract number that appears on the face page of the contract as follows:

Contract No. HHS0100200500001C

(b) An original and two copies to the following designated billing office:

Contracting Officer

ORDC, OPHEP, DHHS

6700-B Rockledge Drive, MSC 7612

Room 4119

Bethesda, MD 20892-7612

(2) Inquiries regarding payment of invoices should be directed to the designated billing office, (202) 401-3693.

ARTICLE H.3. NEEDLE EXCHANGE -paragraph b. is hereby modified as follows:

b. Public Law and Section No.	Fiscal Year	Period Covered

P.L. 108-447, Title V -

General Provisions, Section 505	2005	10/01/04 – 09/30/05

ARTICLE H.8. PRESS RELEASES -paragraph b. is hereby modified as follows:

b. Public Law and Section No.	Fiscal Year	Period Covered

P.L. 108-447, Title V -

General Provisions, Section 506	2005	10/01/04 – 09/30/05

ARTICLE H.11. ANTI-LOBBYING -paragraph c. is hereby modified as follows:

c. Public Law and Section No.	Fiscal Year	Period Covered

for a., above: P.L. 108-447,

Title V - General Provisions,

Section 503a	2005	10/1/04 – 9/30/05

Contract No. HHS0100200500001C	Page 6 of 6
Modification #01

for b., above, P.L. 108-447,

Title V - General Provisions,

Section 503b	2005	10/1/04 -9/30/05

No other terms or conditions are changed by this modification.